                          Minnesota Life Insurance Company
                                 Power of Attorney
                          To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933,

     WHEREAS, Group Variable Annuity Account ("Group Variable Annuity Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group annuity contracts on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable annuity contracts and certificates to be registered under the Securities Act of 1933;

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933;

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

   Signature                       Title                      Date
   ---------                       -----                      ----

/s/ Robert L. Senkler              Chairman of the Board,     October 19, 1998
------------------------------     President and Chief
   Robert L. Senkler               Executive Officer

   Signature                       Title                      Date
   ---------                       -----                      ----


/s/ Giulio Agostini                Director                   October 19, 1998
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   Giulio Agostini


/s/ Anthony L. Andersen            Director                   October 19, 1998
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   Anthony L. Andersen


/s/ Leslie S. Biller               Director                   October 19, 1998
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   Leslie S. Biller


/s/ John F. Grundhofer             Director                   October 19, 1998
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   John F. Grundhofer


/s/ David S. Kidwell               Director                   October 19, 1998
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   David S. Kidwell, Ph.D.


/s/ Reatha C. King, Ph.D.          Director                   October 19, 1998
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   Reatha C. King, Ph.D.


/s/ Thomas E. Rohricht             Director                   October 19, 1998
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   Thomas E. Rohricht


/s/ Michael E. Shannon             Director                   October 19, 1998
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   Michael E. Shannon


/s/ Frederick T. Weyerhaeuser      Director                   October 19, 1998
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   Frederick T. Weyerhaeuser